UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AerSale Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95270-P49034 AERSALE CORPORATION 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET You invested in AERSALE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2026. Vote Virtually at the Meeting* Date: June 11, 2026 Time: 10:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/ASLE2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote You may view the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by making a request prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy. AERSALE CORPORATION 9850 NW 41ST STREET, SUITE 400 DORAL, FLORIDA 33178

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V95271-P49034 THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. You may view more complete proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote. 1. Election of Directors Nominees: 1a. Nicolas Finazzo For 1b. Robert B. Nichols For 1c. Lt. General Judith Fedder For 1d. Andrew Levy For 1e. Thomas Mullins For 1f. Carol DiBattiste For 1g. Thomas Mitchell For 2. Approval, on an advisory basis, of the Company’s named executive officer compensation. For 3. Approval of the redomestication of the Company from Delaware to Texas by conversion. For 4. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.